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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference into the previously filed Registration Statement on Form S-3 (No. 33-34099) of Lakeland Bancorp, Inc. (the "Company") of our report dated January 10, 1996, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.



                                            /s/ Radics & Co., LLC
                                            Radics & Co., LLC


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Pine Brook, New Jersey